UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2018
Date of Report (Date of Earliest Event Reported)

Sun BioPharma, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55242	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Our board of directors has appointed Michael T. Cullen, M.D., M.B.A., to serve as the Company’s Chief Executive Officer and President effective October 31, 2018. Dr. Cullen replaces David Kaysen, who has resigned from all positions with the Company, including Chief Executive Officer and President, and as a member of the Board of Directors, effective as of the same date.

Dr. Cullen, age 73, has served as Executive Chairman and as a director of our Company and its predecessors since founding it in November 2011 and will continue to serve in those roles. He previously served as our Chief Executive Officer and President from November 2011 to June 2015. The Company does not expect to enter into any new compensatory arrangements with Dr. Cullen in connection with his additional positions.

The Company has entered into a Consulting Agreement with Mr. Kaysen to facilitate an orderly transition. Mr. Kaysen will be compensated for his services on an hourly basis at market rates. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified by the text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing Dr. Cullen’s appointment and Mr. Kaysen’s resignation is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statement and Exhibits.

(d)     Exhibits

Exhibit No.	Description	Method of Filing
10.1	Consulting Agreement with David Kaysen, dated October 31, 2018	Filed Electronically

99.1	Press Release dated October 31, 2018	Furnished Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BIOPHARMA, INC.

Date: October 31, 2018	By	/s/ Susan Horvath
Susan Horvath Chief Financial Officer